UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 11, 2016
Date of Report (Date of earliest event reported)

REGENCY CENTERS CORPORATION
(Exact name of registrant as specified in its charter)

Florida		59-3191743
(State or other jurisdiction of incorporation)	001-12298	(IRS Employer Identification No.)
(Commission File Number)

One Independent Drive, Suite 114 Jacksonville, Florida 32202
(Address of principal executive offices) (Zip Code)

(904) 598-7000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosures

On January 11, 2016, Regency Centers Corporation (the “Company”) issued a press release, which is attached as Exhibit 99.1, that announced certain components of its earnings guidance for 2016 and updated its previously announced 2015 earnings guidance. The press release also references a complete listing of guidance components posted on the Company’s investor relations website.

The information in this report, including the referenced presentation materials, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any disclosure document relating to the Company, except to the extent, if any, expressly set forth by specific reference in such filing.
Forward-Looking Statements
Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on Forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Item 9.01 Financial Statements and Exhibits

Exhibits: 99.1	Press release issued January 11, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

January 11, 2016	REGENCY CENTERS CORPORATION

/s/ J. Christian Leavitt J. Christian Leavitt, Senior Vice President and Treasurer (Principal Accounting Officer)

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